UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2009

CompuCredit Holdings Corporation

(Exact name of registrant as specified in its charter)

Georgia	333-159456	58-2336689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 400, Atlanta, Georgia 30328

(Address of principal executive offices)

Registrant’s telephone number, including area code: 770-828-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 3.03 is incorporated into this Item 2.03 by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

On June 30, 2009, CompuCredit Corporation (“CompuCredit”) completed its holding company reorganization (the “Reorganization”). In the Reorganization, CompuCredit, a Georgia corporation, became a wholly owned subsidiary of CompuCredit Holdings Corporation (“Holdings”), a Georgia corporation. The Reorganization was effected through a merger pursuant to an Agreement and Plan of Merger, dated as of June 2, 2009 (the “Merger Agreement”), by and among CompuCredit, Holdings and CompuCredit Merger Sub, Inc. As a result of the Reorganization, each outstanding share of CompuCredit common stock was automatically converted into one share of Holdings common stock. Holdings is incorporated in the State of Georgia, as is CompuCredit. The rights of shareholders of Holdings are generally governed by Georgia law and Holdings’ articles of incorporation and bylaws, which are the same in all material respects as those for CompuCredit. Therefore, the rights of a Holdings shareholder are substantially similar as to the rights of a CompuCredit shareholder. The Reorganization is described in more detail in the Proxy Statement/Prospectus, filed by Holdings with the Securities and Exchange Commission (the “SEC”) on June 8, 2009. This description is incorporated by reference herein.

In connection with the Reorganization, pursuant to an Assumption Agreement, dated as of June 30, 2009 (the “Assumption Agreement”), Holdings assumed CompuCredit’s currently effective registration statements, CompuCredit’s equity incentive plans, CompuCredit’s Employee Stock Purchase Plan (the “ESPP”), CompuCredit’s employee benefit plans and employment agreements between CompuCredit and its executive officers. This will allow Holdings to grant equity awards under CompuCredit’s 2008 Equity Incentive Plan (the “2008 Plan”) and will permit eligible Holdings employees to participate in the ESPP. The number of shares authorized for issuance under the 2008 Plan and the ESPP was not increased as a result of the Reorganization. Outstanding awards under all of CompuCredit’s equity incentive plans will continue in effect in accordance with the terms and conditions of the applicable plan and award, except that Holdings common stock has been substituted for CompuCredit common stock.

In connection with the Reorganization, CompuCredit and Holdings executed a Supplemental Indenture (each, a “Supplemental Indenture”) with U.S. Bank National Association as Trustee for each of its 3.625% Convertible Senior Notes Due 2025 (the “3.625% Notes”) and its 5.875% Convertible Senior Notes Due 2035 (the “5.875% Notes”, and, together with the 3.625% Notes, the “Notes”). Pursuant to the Supplemental Indentures, Holdings was substituted for CompuCredit under the indentures governing the Notes as if Holdings had been named as CompuCredit in such indentures and CompuCredit was discharged and released from all obligations and covenants under the indentures and the Notes. The Supplemental Indentures also provide that the Notes are convertible into shares of Holdings common stock. The terms of the Notes are otherwise unchanged. A description of the 3.625% Notes is included in Amendment No. 1 to the Form S-3 Registration Statement, File No. 333-127418, filed by

CompuCredit with the SEC on September 20, 2005. A description of the 5.875% Notes is included in the Form S-3 Registration Statement, File No. 333-132339, filed by CompuCredit with the SEC on March 10, 2006. These descriptions of the terms of the Notes are incorporated by reference herein.

The preceding discussion of the Merger Agreement, the Assumption Agreement and the Supplemental Indentures is qualified in its entirety by reference to each such agreement filed or incorporated by reference herein.

A copy of the news release announcing the completion of the Reorganization is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure in Item 3.03 is incorporated into this Item 5.02 by reference.

Prior to the consummation of the Reorganization, the Holdings Board of Directors consisted of the following four members: Richard W. Gilbert, David G. Hanna, Frank J. Hanna, III and Richard R. House, Jr. Upon the consummation of the Reorganization, the Holdings Board of Directors was expanded to nine members and the following persons were appointed to fill the resulting vacancies: Gregory J. Corona, Deal W. Hudson, Mack F. Mattingly, Nicholas B. Paumgarten and Thomas G. Rosencrants. Following these appointments, the composition of the Holdings Board of Directors is identical to the composition of the CompuCredit Board of Directors prior to the consummation of the Reorganization. Additional information about Holdings’ directors is included in the Proxy Statement on Schedule 14A filed by CompuCredit with the SEC on April 6, 2009 and incorporated by reference herein.

Item 8.01.	Other Events.

Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Holdings common stock is deemed to be registered under Section 12(b) of the Exchange Act because Holdings is the successor issuer of CompuCredit.

Holdings common stock commenced trading on the NASDAQ Global Select Market on July 1, 2009 under the symbol “CCRT,” the same symbol under which CompuCredit common stock was previously listed and traded. As a result of the Reorganization, CompuCredit common stock is no longer publicly traded.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of June 2, 2009, among CompuCredit Corporation, CompuCredit Holdings Corporation and CompuCredit Merger Sub, Inc. (incorporated by reference to Annex A to the Proxy Statement/Prospectus, filed by Holdings with the SEC on June 8, 2009).

3.1	Articles of Incorporation of CompuCredit Holdings Corporation (incorporated by reference to Annex B to the Proxy Statement/Prospectus, filed by Holdings with the SEC on June 8, 2009).

3.2	Bylaws of CompuCredit Holdings Corporation (incorporated by reference to Annex C to the Proxy Statement/Prospectus, filed by Holdings with the SEC on June 8, 2009).

3.3	Specimen Stock Certificate of CompuCredit Holdings Corporation.

4.1	Supplemental Indenture, dated as of June 30, 2009, among CompuCredit Corporation, CompuCredit Holdings Corporation and U.S. Bank National Association, as successor to Wachovia Bank, National Association, as trustee under the Indenture, dated as of May 27, 2005.

4.2	Supplemental Indenture, dated as of June 30, 2009, among CompuCredit Corporation, CompuCredit Holdings Corporation and U.S. Bank National Association, as successor to Wachovia Bank, National Association, as trustee under the Indenture, dated as of November 23, 2005.

10.1	Assumption Agreement, dated as of June 30, 2009, between CompuCredit Corporation and CompuCredit Holdings Corporation.

99.1	News Release issued by CompuCredit Holdings Corporation on June 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUCREDIT HOLDINGS CORPORATION

Dated: July 7, 2009	By:	/s/ Richard R. House, Jr.
	Name:	Richard R. House, Jr.
	Title:	President

EXHIBIT INDEX

Form 8-K

July 7, 2009

Filed
Exhibit No.	Description	Herewith	By Reference
2.1	Agreement and Plan of Merger, dated as of June 2, 2009, among CompuCredit Corporation, CompuCredit Holdings Corporation and CompuCredit Merger Sub, Inc. (incorporated by reference to Annex A to the Proxy Statement/Prospectus, filed by Holdings with the SEC on June 8, 2009).		X

3.1	Articles of Incorporation of CompuCredit Holdings Corporation (incorporated by reference to Annex B to the Proxy Statement/Prospectus, filed by Holdings with the SEC on June 8, 2009).		X

3.2	Bylaws of CompuCredit Holdings Corporation (incorporated by reference to Annex C to the Proxy Statement/Prospectus, filed by Holdings with the SEC on June 8, 2009).		X

3.3	Specimen Stock Certificate of CompuCredit Holdings Corporation.	X

4.1	Supplemental Indenture, dated as of June 30, 2009, among CompuCredit Corporation, CompuCredit Holdings Corporation and U.S. Bank National Association, as successor to Wachovia Bank, National Association, as trustee under the Indenture, dated as of May 27, 2005.	X

4.2	Supplemental Indenture, dated as of June 30, 2009, among CompuCredit Corporation, CompuCredit Holdings Corporation and U.S. Bank National Association, as successor to Wachovia Bank, National Association, as trustee under the Indenture, dated as of November 23, 2005.	X

10.1	Assumption Agreement, dated as of June 30, 2009, between CompuCredit Corporation and CompuCredit Holdings Corporation.	X

99.1	News Release issued by CompuCredit Holdings Corporation on June 30, 2009.	X